As filed with the Securities and Exchange Commission on May 7, 2024
___________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2024

OPPENHEIMER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-12043

Delaware	98-0080034
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
85 Broad Street
New York, New York 10004
(Address of principal executive offices) (Zip Code)
(212) 668-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A non-voting common Stock	OPY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the "2024 AM') held on May 6, 2024, the Class B voting common stockholders of Oppenheimer Holdings Inc., a Delaware corporation (the “Company”), ratified the adoption of the Oppenheimer Holdings Inc. 2024 Incentive Plan (the “Plan”) providing for the issuance of up to 1,000,000 shares of Class A non-voting common stock of the Company pursuant to the Plan. The Plan became effective immediately upon the vote of the Company’s Class B voting common stockholders.

A description of the Plan can be found in “Matter No. 3—Oppenheimer Holdings Inc. 2024 Incentive Plan” in the Company’s definitive proxy statement for the Company’s 2024 Annual Meeting of Stockholders filed with the SEC on March 15, 2024 (the “2024 Proxy Statement”), which description is incorporated herein by this reference. The Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the 2024 AM on May 6, 2024. As of the close of business on March 8, 2024, the record date for the 2024 AM, there were 99,665 shares of Class B voting common stock, par value $0,001 per share, of the Company (the “Class B Shares”) outstanding and entitled to vote at the 2024 AM. Each Class B Share was entitled to one vote. Stockholders holding an aggregate of 97,306 Class B Shares entitled to vote at the 2024 AM, representing 98% of the outstanding Class B Shares as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the 2024 AM.

At the 2024 AM, the Company’s stockholders considered three voting proposals, each of which is described in more detail in the Company’s 2024 Proxy Statement.

The final voting results of each voting proposal brought before a vote of the Company’s stockholders at the 2024 AM are set forth below:

Matter No. 1 - Election of Nine Directors.

The nine director nominees proposed by the Board were elected to serve as members of the Board until the next annual meeting of stockholders and until their respective successors are duly elected and qualified by the following final voting results:

Name	For	Withheld	Broker Non-Votes
Evan Behrens	97,306	0	0
Timothy M. Dwyer	97,306	0	0
Paul M. Friedman	97,306	0	0
Teresa A. Glasser	97,306	0	0
Stacy J. Kanter	97,306	0	0
Albert J. Lowenthal	97,306	0	0
Robert S. Lowenthal	97,306	0	0
R. Lawrence Roth	97,306	0	0
Suzanne E. Spaulding	97,306	0	0

Matter No. 2 - Appointment of Deloitte & Touche LLP as auditors and Authorization to Fix Remuneration.

The voting proposal to ratify the appointment of Deloitte & Touche LLP as auditors of the Company for 2024 and authorize the Audit Committee to fix the auditor’s remuneration was approved by the following final voting results:

Votes For	Votes Withheld	Broker Non-Votes
97,306	0	0

Matter No. 3 – Adoption of the Oppenheimer Holdings Inc. 2024 Incentive Plan.

The voting proposal to ratify the adoption of the Oppenheimer Holdings Inc. 2024 Incentive Plan was approved by the following final voting results:

Votes For	Votes Against	Broker Non-Votes
97,306	0	0

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Financial Statements and Exhibits.

Exhibits:

The following Exhibit is submitted herewith.

99.1	Annual Stockholders’ Meeting Presentation dated May 6, 2024
10.1	Oppenheimer Holdings Inc. 2024 Incentive Plan (Effective May 6, 2024)
10.4	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oppenheimer Holdings Inc.

Date: May 7, 2024 By: /s/ Brad M. Watkins --------------------------------- Brad M. Watkins Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Annual Stockholders’ Meeting Presentation dated May 6, 2024
10.1	Oppenheimer Holdings Inc. 2024 Incentive Plan (Effective May 6, 2024)
104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL
5